GRACO INC.


                                 1999 CORPORATE


                                        &


                                  BUSINESS UNIT


                                ANNUAL BONUS PLAN



                                                       Effective January 1, 1999
                                                                 Human Resources

                    1999 EXECUTIVE CORPORATE & SBU BONUS PLAN


Objectives
----------

o  To  create   shareholder  value  through   achievement  of  annual  financial
   objectives.

o To motivate and retain those key executives and managers who work in positions where they can impact the Company's annual financial objectives.


Plan Design
-----------

The Plan links the size of each individual's award to specific financial objectives. These objectives are tailored for the Corporation and for each Business Unit. These objectives are:

o    Corporation
     o    Corporate Sales and/or Net Earnings objectives

o    Business Units
     o    Sales and/or Contribution Growth objectives


Eligibility Requirements
------------------------

Only those positions which carry clear managerial responsibility for directly contributing to Graco's Corporate Sales and/or Net Earnings objective and Business Unit Sales and/or Contribution Growth objectives are eligible to be included in this Plan.

Only those individuals in eligible positions who have demonstrated and are maintaining a performance level that meets the supervisor's normal expectations for that position are eligible for annual participation in this Plan as well as the receipt of any annual Bonus Payments.

Participation
-------------

The top executive in each organizational unit may nominate managers for participation in this Plan when the established position and individual eligibility requirements have been met.

The Management Organization and Compensation Committee of the Graco Inc. Board of Directors has sole authority to approve the participation of the Chief Executive Officer in the Plan.

The Chief Executive Officer of Graco Inc. has sole authority to select and approve all other Plan participants.

Bonus Maximum
-------------

Taken in conjunction with base salary market comparisons, bonus maximum for all positions will be:

o Commensurate with the position's ability to impact the annual Corporate Sales and/or Net Earnings objective and Business Unit Sales and/or Contribution Growth objectives.
o Consistent with total compensation levels prevalent for similar positions in the market place.

Based on these criteria, bonus maximums ranging from 10% to 80% have been established for each individual.

Bonus Payment
-------------

The determination of a participant's annual Bonus Payment will be calculated by adding the bonus results attained for Corporate Sales and/or Net Earnings performance (expressed in percent) to the bonus results attained for any applicable Business Unit's Sales and/or Contribution Growth performance (expressed in percent). These bonus results are then multiplied by the participant's Maximum Bonus Percentage and then multiplied by the participant's Base Salary for the Plan Year, to determine the total Bonus Payment.

Example:

--------------     --------------
|Annual            Annual       |     Participant's    Participant's
|Corporate         Business Unit|     Maximum          Annual
|Performance    +  Performance  |  x  Bonus         x  Base          =   Bonus
|Results           Results (if  |     Salary           Salary
|                  applicable)  |        $                $                $
|     %                 %       |
--------------     --------------

                    1999 EXECUTIVE CORPORATE & SBU BONUS PLAN
                    -----------------------------------------


Administration
--------------

The following rules have been established to ensure equitable administration of Graco's Annual Bonus Plan (the Plan):

1.   The  Plan  will  be  administered  by  the  Management   Organization   and
     Compensation Committee of the Board of Directors. The Committee may cancel the Plan and interpret the Plan.

2. The Management Organization and Compensation Committee shall establish the Annual Corporate Bonus Plan financial objectives. Within the basic framework of the Plan, the Chief Executive Officer may establish the annual bonus plan financial objectives for individual Business Units. The CEO may also establish deadlines for filing administrative forms and adopt other administrative rules.

     The CEO has established the Bonus Administrative Committee consisting of the CEO, the Director, Human Resources, and the Compensation Manager. This Committee is responsible for making approval recommendations on all Annual Bonus Program administrative matters, such as participation award payments, performance measures, and performance results. All requests for adjustments or exceptions are to be formally submitted to this Committee for review through the Compensation Manager.

3. Key executives and managers selected to participate in the Plan after its annual effective date (January 1st) may be included on a pro-rata basis.

4.   Participation   in  the  Plan  one  year   does  not   necessarily   assure
     participation in subsequent years. Eligibility requirements for both the position and individual performance must be met continually.

5. Participation continues during any paid time off such as short-term disability (up to six months). Participation ceases with retirement, death, or long-term disability (over six months). In the event participation ceases due to retirement, death, or long term disability, the Participant will be eligible for a Bonus Payment, calculated using the Maximum Bonus Percent and Base Salary up to the time of retirement, death, or long-term disability and the annual performance results for the year in which retirement, death, or long-term disability occurs.

6. A participant who transfers to a position (e.g. through job posting or job elimination) that is not eligible for inclusion in the Plan will be eligible for a pro-rata award based on the actual time employed in the eligible position during the year.

--------------------------

     If, due to unique skills possessed by a participant, the company requests that the participant accept a transfer to a non-bonus eligible position, the participant will remain on the Plan. The participant's eligibility will be reviewed annually as noted in Administrative Rule #4.

7. A participant must be an employee in good standing on 1/31 of the Plan Year in order to receive a bonus. A participant who resigns or is terminated effective during the Plan Year is ineligible for a bonus.

     Participants must maintain satisfactory performance throughout the Plan year in order to be eligible to receive a bonus award payment.

     In addition, a participant whose employment termination has been requested due to job elimination, performance or otherwise for cause will be ineligible for a bonus payment even though the participant is still employed at year-end.

8. All matrix calculations will include such effects as those created by foreign exchange gain/loss translation and income tax rate changes.

9. All matrix calculations will be based on actual exchange rates, not plan rates.

10. Acquisitions and divestitures not included in the annual business plan for the Plan Year will be excluded from the Corporate Sales and/or Net Earnings calculations.

11. Significant changes in historical FASB accounting practices or income tax rates will be included in corporate earnings calculations at the discretion of the Management Organization and Compensation Committee of the Board of Directors.

12. Payments will be made by March 15th of the year following each successive Corporate and Business Unit performance year.



These Administrative Rules indicate Graco's intent. Situations may arise which are not specifically covered by these rules and will require the use of judgment and discretion. Final responsibility for interpretation of these Administrative Rules rests solely with the Director, Human Resources.

================================================================================

                                      1999

                    Corporate Performance Results and Awards

                         for 100% Corporate Participants

================================================================================


                ================================================

                   1999 Corporate         Percent of Maximum
                    Net Earnings             Bonus Award
                       Results                  Earned
                   --------------         ------------------
                       $42,800                   0.00%
                       $46,400                  18.75%
                       $50,000                  37.50%
                       $53,550                  56.25%
                       $57,100                  75.00%

                ================================================


                ================================================

                        1999              Percent of Maximum
                   Corporate Sales           Bonus Award
                       Results                  Earned
                   --------------         ------------------
                      $436,000                   0.00%
                      $449,100                   6.25%
                      $462,200                  12.50%
                      $475,250                  18.75%
                      $488,300                  25.00%

                ================================================


Note: Calculations exclude acquisitions and divestitures which were not included in the 1999 Annual Business Plan.

================================================================================

                                      1999

                    Corporate Performance Results and Awards

                    for 50% Corporate Earnings Participants

================================================================================





                ================================================

                   1999 Corporate         Percent of Maximum
                    Net Earnings             Bonus Award
                       Results                  Earned
                   --------------         ------------------
                       $42,800                   0.0%
                       $46,400                  12.5%
                       $50,000                  25.0%
                       $53,550                  37.5%
                       $57,100                  50.0%

                ================================================







Note: Calculations exclude acquisitions and divestitures which were not included in the 1999 Annual Business Plan.

================================================================================

                                      1999

                    Corporate Performance Results and Awards

                     for 30% Corporate Earnings Participants

================================================================================





                ================================================

                   1999 Corporate         Percent of Maximum
                    Net Earnings             Bonus Award
                       Results                  Earned
                   --------------         ------------------
                       $42,800                   0.0%
                       $46,400                   7.5%
                       $50,000                  15.0%
                       $53,500                  22.5%
                       $57,100                  30.0%

                ================================================







Note: Calculations exclude acquisitions and divestitures which were not included in the 1999 Annual Business Plan.

================================================================================

                                      1999

                    Corporate Performance Results and Awards

                     for 25% Corporate Earnings Participants

================================================================================





                ================================================

                   1999 Corporate         Percent of Maximum
                    Net Earnings             Bonus Award
                       Results                  Earned
                   --------------         ------------------
                       $42,800                   0.00%
                       $46,400                   6.25%
                       $50,000                  12.50%
                       $53,550                  18.75%
                       $57,100                  25.00%

                ================================================







Note: Calculations exclude acquisitions and divestitures which were not included in the 1999 Annual Business Plan.

================================================================================

                                      1999

                    Corporate Performance Results and Awards

                     for 20% Corporate Earnings Participants

================================================================================





                ================================================

                   1999 Corporate         Percent of Maximum
                    Net Earnings             Bonus Award
                       Results                  Earned
                   --------------         ------------------
                       $42,800                   0.0%
                       $46,400                   5.0%
                       $50,000                  10.0%
                       $53,550                  15.0%
                       $57,100                  20.0%

                ================================================







Note: Calculations exclude acquisitions and divestitures which were not included in the 1999 Annual Business Plan.

================================================================================

                                      1999

                    Corporate Performance Results and Awards

                     for 15% Corporate Earnings Participants

================================================================================





                ================================================

                   1999 Corporate         Percent of Maximum
                    Net Earnings             Bonus Award
                       Results                  Earned
                   --------------         ------------------
                       $42,800                  0.00%
                       $46,400                  3.75%
                       $50,000                  7.50%
                       $53,550                  11.25%
                       $57,100                  15.00%

                ================================================







Note: Calculations exclude acquisitions and divestitures which were not included in the 1999 Annual Business Plan.

================================================================================

                                      1999

                    Corporate Performance Results and Awards

                     for 10% Corporate Earnings Participants

================================================================================





                ================================================

                   1999 Corporate         Percent of Maximum
                    Net Earnings             Bonus Award
                       Results                  Earned
                   --------------         ------------------
                       $42,800                   0.0%
                       $46,400                   2.5%
                       $50,000                   5.0%
                       $53,550                   7.5%
                       $57,100                  10.0%

                ================================================







Note: Calculations exclude acquisitions and divestitures which were not included in the 1999 Annual Business Plan.

================================================================================

                                      1999

                    Corporate Performance Results and Awards

                      for 10% Corporate Sales Participants

================================================================================





                ================================================

                        1999              Percent of Maximum
                   Corporate Sales           Bonus Award
                       Results                  Earned
                   --------------         ------------------
                      $436,000                   0.0%
                      $449,100                   2.5%
                      $462,200                   5.0%
                      $475,250                   7.5%
                      $488,300                  10.0%

                ================================================







Note: Calculations exclude acquisitions and divestitures which were not included in the 1999 Annual Business Plan.

================================================================================

                                      1999

                    Corporate Performance Results and Awards

                       for 5% Corporate Sales Participants

================================================================================





                ================================================

                        1999              Percent of Maximum
                   Corporate Sales           Bonus Award
                       Results                  Earned
                   --------------         ------------------
                      $436,000                  0.00%
                      $449,100                  1.25%
                      $462,200                  2.50%
                      $475,250                  3.75%
                      $488,300                  5.00%

                ================================================







Note: Calculations exclude acquisitions and divestitures which were not included in the 1999 Annual Business Plan.